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                                                                   EXHIBIT 10.23

                                    EBAY INC.
                           1998 EQUITY INCENTIVE PLAN

                              STOCK BONUS AGREEMENT

      Pursuant to the Stock Bonus Grant Notice ("Grant Notice") and this Stock Bonus Agreement (collectively, the "Award") and in consideration of your past services, eBay Inc. (the "Company") has awarded you a stock bonus under its 1998 Equity Incentive Plan (the "Plan") for the number of Shares of the Company's common stock subject to the Award as indicated in the Grant Notice. Defined terms not explicitly defined in this Stock Bonus Agreement but defined in the Plan shall have the same definitions as in the Plan.

      The details of your Award are as follows:

      1. VESTING. Subject to the limitations contained herein, your Award will vest as provided in the Grant Notice, provided that vesting will cease upon your Termination.

      2. NUMBER OF SHARES. The number of Shares subject to your Award may be adjusted from time to time for capitalization adjustments, as provided in the Plan.

      3. SECURITIES LAW COMPLIANCE. You may not be issued any Shares under your Award unless the Shares are either (i) then registered under the Securities Act or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Your Award must also comply with other applicable laws and regulations governing the Award, and you will not receive such Shares if the Company determines that such receipt would not be in material compliance with such laws and regulations.

      4. FORFEITURE OF UNVESTED SHARES.

            (a) Upon your Termination, you shall automatically forfeit the Shares you received pursuant to your Award that have not as yet vested in accordance with the Vesting Schedule on the Grant Notice (the "Unvested Shares"), the Escrow Agent (as provided for in the Joint Escrow Instructions attached to the Grant Notice as Attachment IV) shall transfer to the Company all of Unvested Shares.

            (b) The Shares issued under your Award shall be held in escrow pursuant to the terms of the Joint Escrow Instructions attached to the Grant Notice as Attachment IV. You agree to execute four (4) Assignment Separate From Certificate forms (with date and number of shares blank) substantially in the form attached to the Grant Notice as Attachment III and deliver the same, along with the certificate or certificates evidencing the Shares, for use by the Escrow Agent pursuant to the terms of the Joint Escrow Instructions.

            (c) Subject to the provisions of your Award, you shall, during the term of your Award, exercise all rights and privileges of a shareholder of the Company with respect to the Shares deposited in escrow. You shall be deemed to be the holder of the Shares for purposes of receiving any dividends which may be paid with respect to such Shares and for purposes of

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exercising any voting rights relating to such Shares, even if some or all of such Shares have not yet vested and are subject to forfeiture. To the extent any dividends are paid with respect to the Shares, you shall receive such dividends in the same manner and at the same time as the other securities holders of the Company, without any adjustment for interest if such receipt is delayed.

            (d) If, from time to time, there is any stock dividend, stock split or other change in the character or amount of any of the outstanding stock of the corporation the stock of which is subject to the provisions of your Award, then in such event any and all new, substituted or additional securities to which you are entitled by reason of your ownership of the Shares acquired under your Award shall be immediately unvested and subject to forfeiture with the same force and effect as the Shares were unvested and subject to forfeiture immediately before such event and you agree to deliver any such unvested securities to the Company's Corporate Secretary to be dealt with in accordance with the Joint Escrow Instructions.

      5. RESTRICTIVE LEGENDS. The Shares issued under your Award shall be endorsed with appropriate legends determined by the Company.

      6. AWARD NOT A SERVICE CONTRACT. Your Award is not an employment or service contract, and nothing in your Award shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company or an affiliate, or on the part of the Company or an affiliate to continue your employment. In addition, nothing in your Award shall obligate the Company or an affiliate, their respective shareholders, boards of directors, officers or employees to continue any relationship that you might have as a director or consultant for the Company or an affiliate.

      7. WITHHOLDING OBLIGATIONS.

            (a) At the time your Award is made, or at any time thereafter as requested by the Company, you hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make adequate provision for any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or an affiliate, if any, which arise in connection with your Award.

            (b) Unless the tax withholding obligations of the Company and/or any affiliate are satisfied, the Company shall have no obligation to issue a certificate for such Shares or release such Shares from any escrow provided for herein.

      8. TAX CONSEQUENCES. The acquisition and vesting of the Shares may have adverse tax consequences to you that may avoided or mitigated by filing an election under Section 83(b) the Code. Such election must be filed within thirty
(30) days after the date of your Award. YOU ACKNOWLEDGE THAT IT IS YOUR OWN RESPONSIBILITY, AND NOT THE COMPANY'S, TO FILE A TIMELY ELECTION UNDER CODE
SECTION 83(b), EVEN IF YOU REQUEST THE COMPANY TO MAKE THE FILING ON YOUR
BEHALF.

      9. NOTICES. Any notices provided for in your Award or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by

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the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company.

      10. MISCELLANEOUS.

            (a) The rights and obligations of the Company under your Award shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company's successors and assigns. Your rights and obligations under your Award may not be assigned or transferred.

            (b) You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of your Award.

            (c) You acknowledge and agree that you have reviewed your Award in its entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting your Award and fully understand all provisions of your Award.

      11. GOVERNING PLAN DOCUMENT. Your Award is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your Award, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of your Award and those of the Plan, the provisions of the Plan shall control.

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                            JOINT ESCROW INSTRUCTIONS

[Date]

Corporate Secretary
eBay Inc.
2145 Hamilton Avenue
San Jose, CA 95125

Dear Sir/Madam:

      As Escrow Agent for both eBay Inc., a Delaware corporation (the "Company"), and the undersigned recipient of common stock of the Company ("Participant"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Stock Bonus Grant Notice (the "Grant Notice"), dated ____________to which a copy of these Joint Escrow Instructions is attached as Attachment IV, and pursuant to the terms of that certain Stock Bonus Agreement ("Agreement"), which is Attachment I to the Grant Notice, in accordance with the following instructions:

      1. In the event Participant ceases to render services to the Company or an affiliate of the Company during the vesting period set forth in the Grant Notice, the Company or its assignee will notify you that the Unvested Shares (as defined in the Agreement) shall be transferred to the Company. Participant and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice. At such closing you are directed (a) to date any stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and
(c) to deliver same, together with the certificate (as appropriate) evidencing the shares of stock to be transferred to the Company.

      2. Participant irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as specified in the Agreement. Participant does hereby irrevocably constitute and appoint you as Participant's attorney-in-fact and agent for the term of this escrow to execute with respect to such securities and other property all documents of assignment and/or transfer and all stock certificates necessary or appropriate to make all securities negotiable and complete any transaction herein contemplated.

      3. This escrow shall terminate with respect to the vested shares upon vesting of such shares or upon the earlier return of the shares to the Company.

      4. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Participant, you shall deliver all of same to any pledgee entitled thereto or, if none, to Participant and shall be discharged of all further obligations hereunder.

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      5. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

      6. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties or their assignees. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Participant while acting in good faith and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

      7. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

      8. You shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver the Grant Notice or any documents or papers deposited or called for hereunder.

      9. You shall not be liable for the outlawing of any rights under any statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

      10. You shall be entitled to employ such legal counsel, including but not limited to Cooley Godward LLP, and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

      11. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be Secretary of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company may appoint any officer or assistant officer of the Company as successor Escrow Agent and Participant hereby confirms the appointment of such successor or successors as his attorney-in-fact and agent to the full extent of your appointment.

      12. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

      13. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities, you may (but are not obligated to) retain in your possession without liability to anyone all or any part of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for

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appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

      14. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in any United States Post Box, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties hereunto entitled at the following addresses, or at such other addresses as a party may designate by ten
(10) days' written notice to each of the other parties hereto:

                     COMPANY:      eBay Inc.
                                   2145 Hamilton Avenue
                                   San Jose, CA 95125
                                   Attn:  Senior Vice President, Legal Affairs

                     PARTICIPANT:  __________________________________________
                                   __________________________________________
                                   __________________________________________
                                   __________________________________________

                     ESCROW AGENT: eBay Inc.
                                   2145 Hamilton Avenue
                                   San Jose, CA 95125
                                   Attn:  Corporate Secretary

      15. Defined terms not explicitly defined in these Joint Escrow Instructions but defined in the Company's 1998 Equity Incentive Plan (the "Plan") or the Agreement shall have the same definition as in the Plan or Agreement

      16. By signing these Joint Escrow Instructions you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Grant Notice.

      17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns. It is understood and agreed that references to "you" or "your" herein refer to the original Escrow Agent and to any and all successor Escrow Agents. It is understood and agreed that the Company may at any time or from time to time assign its rights under the Grant Notice and these Joint Escrow Instructions in whole or in part.

                                   Very truly yours,

                                   EBAY INC.

                                   By:_______________________________________

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                                   PARTICIPANT


                                   __________________________________________

                                   Name:_____________________________________

ESCROW AGENT:

_______________________________

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                      ASSIGNMENT SEPARATE FROM CERTIFICATE

      FOR VALUE RECEIVED and pursuant to that certain Stock Bonus Grant Notice and Stock Bonus Agreement (the "Award"), [PARTICIPANT'S NAME] hereby sells, assigns and transfers unto eBay Inc., a Delaware corporation (the "Company"), _________________________ (__________) shares of the common stock of the
Company, standing in the undersigned's name on the books of the Company represented by Certificate No. _____ herewith and does hereby irrevocably constitute and appoint [ESCROW AGENT] as attorney-in-fact to transfer the said stock on the books of the Company with full power of substitution in the premises. This Assignment may be used only in accordance with and subject to the terms and conditions of the Award, in connection with the reacquisition of shares of common stock of the Company issued to the undersigned pursuant to the Award, and only to the extent that such shares remain unvested and subject to forfeiture under the Award.

Dated:_____________________

                                 Signature:_____________________________________
                                            [PARTICIPANT'S NAME], PARTICIPANT

[INSTRUCTION: Please do not fill in any blanks other than the signature line. The purpose of this Assignment is to enable the Company to reacquire the unvested shares upon your termination as set forth in the Award without requiring additional signatures on your part.]